Exhibit 10.19

SEVENTH AMENDMENT TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT
(LEASE NO. 1)

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (LEASE NO. 1) (this “Amendment”) is made and entered into as of June 20, 2011, by and among each of the parties identified on the signature pages hereof as a landlord (collectively, “Landlord”) and FIVE STAR QUALITY CARE TRUST, a Maryland business trust (“Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 4, 2009, as amended by that certain Partial Termination of and First Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of October 1, 2009, that certain Second Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of November 17, 2009, that certain Third Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of December 10, 2009, that certain Partial Termination of and Fourth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 1, 2010, that certain Fifth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of May 1, 2011, and that certain Partial Termination of and Sixth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of June 1, 2011 (as so amended, “Amended Lease No. 1”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in Amended Lease No. 1), all as more particularly described in Amended Lease No. 1; and

WHEREAS, simultaneously herewith, SNH/LTA Properties Trust (“SNH/LTA”) has acquired the real property and related improvements comprising:  (i) the senior living facility known as Talbot Park and located at 6311 Granby Street, Norfolk, Virginia, as more particularly described on Exhibit A-62 attached hereto (the “Talbot Park Property”); and (ii) the senior living facility known as The Landing at Parkwood Village and located at 1720 Parkwood Boulevard, Wilson, North Carolina, as more particularly described on Exhibit A-63 attached hereto (the “Landing at Parkwood Property”); and

WHEREAS, SNH/LTA wishes to lease the Talbot Park Property and the Landing at Parkwood Property to Tenant and Tenant wishes to lease the Talbot Park Property and the Landing at Parkwood Property from SNH/LTA; and

WHEREAS, SNH/LTA and the other entities comprising Landlord, and Tenant, wish to amend Amended Lease No. 1 to include the Talbot Park Property and the Landing at Parkwood Property;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that, effective as of the date hereof, Amended Lease No. 1 is hereby amended as follows:

1.                                       Definition of Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.68 of Amended Lease No. 1 is deleted in its entirety and replaced with the following:

“Minimum Rent”  shall mean the sum of Fifty-Five Million, Ninety-Six Thousand, One Hundred Eighty-One and 50/100 Dollars ($55,096,181.50) per annum.

2.                                       Definitions of Bronco Financed Lease and Bronco Financed Property.  Article 1 of Amended Lease No. 1 is amended by adding the following definitions as Sections 1.100 and 1.101 immediately following Section 1.99:

1.100                 “Bronco Financed Lease”  shall mean that certain Lease Agreement to be entered into between SNH/LTA SE Wilson LLC and FVE SE Wilson LLC with respect to the Bronco Financed Property, as it may be amended, restated or otherwise modified from time to time.

1.101                 “Bronco Financed Property”  shall mean the “Leased Property”, as defined therein, under the Bronco Financed Lease, including, without limitation, the senior living facility known as Parkwood Village and located at 1730 Parkwood Boulevard, Wilson, North Carolina.

3.                                       Leased Property.  Section 2.1 of Amended Lease No. 1 is amended by deleting subsection (a) therefrom in its entirety and replacing it with the following:

(a)                                  those certain tracts, pieces and parcels of land as more particularly described on Exhibits A-1 through A-63 attached hereto and made a part hereof (the “Land”).

4.                                       Events of Default.  Section 12.1 of Amended Lease No. 1 is amended be deleting subsection (l) therefrom in its entirety and replacing it with the following:

(l)                                     should there occur an “Event of Default”, as defined therein, under any of the RMI Lease, either of the LTA GMAC Leases or the Bronco Financed Lease;

5.                                       Addition of Properties.  Section 23.17 of Amended Lease No. 1 is deleted in its entirety and replaced with the following:

23.17  Addition of Properties.  Landlord and Tenant expressly acknowledge and agree that, effective automatically upon the release of any Bronco Financed Property, LTA GMAC Property or RMI Property (collectively, the “Financed Properties”) from the financing which is secured by the same, such Financed Property shall be added to and demised under this Agreement in accordance with the terms and conditions hereof, the Minimum Rent payable hereunder shall be increased by an amount equal to the Minimum Rent payable under the applicable Bronco Financed Lease, LTA GMAC Lease or the RMI Lease (collectively, the “Financed Leases”) with respect to such Financed Property, and the Additional Rent payable hereunder shall be increased by the Additional Rent payable under

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the applicable Financing Lease with respect to such Financed Property.  The addition of any such Financed Property in accordance with the terms hereof shall be automatic without any requirement that Landlord or Tenant take any action or execute any document, instrument, amendment or confirmation with respect thereto.  Notwithstanding the foregoing, Landlord and Tenant shall execute and deliver such documents, instruments, agreements and confirmations as the other party shall reasonably request with respect to the foregoing.

6.                                       Schedule 1.  Schedule 1 to Amended Lease No. 1 is deleted in its entirety and replaced with Schedule 1 attached hereto.

7.                                       Exhibit A.  Exhibit A to Amended Lease No. 1 is amended by adding Exhibit A-62 and Exhibit A-63 attached hereto immediately following Exhibit A-61 to Amended Lease No. 1.

8.                                       Ratification.  As amended hereby, Amended Lease No. 1 is hereby ratified and confirmed.

[Remainder of Page Intentionally Left Blank.]

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IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument as of the date above first written.

LANDLORD:

SNH SOMERFORD PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SPTMNR PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH/LTA PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SPTIHS PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH CHS PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH/LTA PROPERTIES GA LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President

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TENANT:

FIVE STAR QUALITY CARE TRUST

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President

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EXHIBIT A-62

Talbot Park

6311 Granby Street

Norfolk, Virginia

(See attached copy.)

EXHIBIT A-62

LEGAL DESCRIPTION

TALBOT PARK

All of that lot or parcel of land lying, situate and being in the City of Norfolk, Virginia and being more particularly described as follows:

BEING KNOWN AND DESIGNATED as “Parcel B-2-A1, 166,915 SF, 3,8318 Acres, more or less”, on a plat entitled, “Plat Showing Subdivision of Parcel B-2-A, M.B. 55, Pg, 18 & 19, Properly Owned by Dunbarr, LLC, (Instrument No. 030003879), City of Norfolk, Virginia,” said plat being duly recorded in the Clerk’s Office of the Circuit Court of the City of Norfolk, Virginia, In Map Book 56 at Pages 146 and 147, reference to which is hereby made for a more particular description.

Together with that certain drainage easement fifteen (15) feet in width more particularly described in that Deed of Gift of Easement dated August 1, 1999, and recorded as Instrument Number 990024586 in the Clerk’s Office of the Circuit Court of the City of Norfolk, Virgnia.

Together with that certain 10’x15’ private sign easement more particularly described in that Sign Easement Agreement dated January 31, 2003, and recorded as Instrument Number 030003880 in the Clerk’s Office of the Circuit Court of the City of Norfolk, Virginia.

Together with that certain forty (40) foot ingress/egress easement described in that Deed of Easement dated January 31, 2003, and recorded as Instrument Number 030003881 in the Clerk’s Office of the Circuit Court of the City of Norfolk, Virginia.

Together with that private variable width ingress/egress and utility easement described in that Mutual Easement Agreement dated January 31, 2003 and recorded as Instrument Number 030003882 in the Clerk’s Office of the Circuit Court of the City of Norfolk, Virginia.

EXHIBIT A-63

The Landing at Parkwood Village

1720 Parkwood Boulevard

Wilson, North Carolina

(See attached copy.)

EXHIBIT A-63

LEGAL DESCRIPTION

LANDING AT PARKWOOD

Lying and being situate in Wilson County, North Carolina, and being more particularly described as follows:

Being all of that property described as LOT 4, as shown on the plat entitled “MINOR SUBDIVISION PLAT FOR PARKWOOD VILLAGE”, recorded in PLAT BOOK 32, PAGE 79, in the office of the Register of Deeds of Wilson County, North Carolina.

EASEMENT TRACT:

Commencing at an existing iron pin located in the southeast corner of the property, now or formerly, of Robin A. Mercer (Plat Book 17, Page 271 of the Wilson County Registry) (NC Grid Co-ordinate ‘83 NAD N721497.2157 E2314597.1581), said pin being located in the western margin of the existing eighty foot (80’) public right-of-way of Parkwood Boulevard and the northeast corner of Lot 4 of Parkwood Village (Plat Book 32, Page 79); thence with the eastern line of Lot 4 of Parkwood Village (Plat Book 32, Page 79) S14 deg. 36’ 24” W 322.88 feet to an existing iron pin in the northeast corner of Lot 3 of Parkwood Village (Plat Book 32, Page 79); thence with the eastern line of Lot 3 Parkwood Village S 14 deg 36’ 24” W 8.00 feet to the true point of BEGINNING; thence N 75 deg. 23’ 36” W 52.24 feet to a point; thence N 14 deg. 36’ 24” E 8.00 feet to a point; thence N 75 deg 23’ 36” W 30.00 feet to a point; thence S 14 deg. 36’ 24” W 48.00 feet to a point; thence S 75 deg. 23’ 36” E 82.24 feet to a point in the western margin of the existing eighty foot (80’) right-of-way of Parkwood Boulevard; thence with the western margin of Parkwood Boulevard N 14 deg. 36’ 24” E 40.00 feet to the point and place of Beginning, and being all of that 40 foot and 30 foot private cross access easement as shown on the Minor

Subdivision Plat for Parkwood Village recorded in Plat Book 32, Page 79, Wilson County Registry.

SCHEDULE 1

PROPERTY-SPECIFIC INFORMATION

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-1	La Mesa Healthcare Center 2470 South Arizona Avenue Yuma, AZ 85364	2005	$6,333,157	12/31/2001	10%
A-2	SunQuest Village of Yuma 265 East 24th Street Yuma, AZ 85364	2005	$543,595	12/31/2001	10%
A-3	Somerford Place - Encinitas 1350 South El Camino Real Encinitas, CA 92024	2009	N/A	03/31/2008	8%
A-4	Somerford Place - Fresno 6075 North Marks Avenue Fresno, CA 93711	2009	N/A	03/31/2008	8%
A-5	Lancaster Healthcare Center 1642 West Avenue J Lancaster, CA 93534	2005	$6,698,648	12/31/2001	10%
A-6	Somerford Place — Redlands 1319 Brookside Avenue Redlands, CA 92373	2009	N/A	03/31/2008	8%
A-7	Somerford Place - Roseville 110 Sterling Court Roseville, CA 95661	2009	N/A	03/31/2008	8%
A-8	Leisure Pointe 1371 Parkside Drive San Bernardino, CA 92404	2007	$1,936,220	09/01/2006	8.25%
A-9	Van Nuys Health Care Center 6835 Hazeltine Street Van Nuys, CA 91405	2005	$3,626,353	12/31/2001	10%
A-10	Mantey Heights Rehabilitation & Care Center 2825 Patterson Road Grand Junction, CO 81506	2005	$5,564,949	12/31/2001	10%
A-11	Cherrelyn Healthcare Center 5555 South Elati Street Littleton, CO 80120	2005	$12,574,200	12/31/2001	10%
A-12	Somerford House and Somerford Place — Newark I & II 501 South Harmony Road and 4175 Ogletown Road Newark, DE 19713	2009	N/A	03/31/2008	8%
A-13	Tuscany Villa Of Naples (aka Buena Vida) 8901 Tamiami Trail East Naples, FL 34113	2008	$2,157,675	09/01/2006	8.25%
A-14	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-15	Morningside of Columbus 7100 South Stadium Drive Columbus, GA 31909	2006	$1,381,462	11/19/2004	9%
A-16	Morningside of Dalton 2470 Dug Gap Road Dalton, GA 30720	2006	$1,196,357	11/19/2004	9%
A-17	Morningside of Evans 353 North Belair Road Evans, GA 30809	2006	$1,433,421	11/19/2004	9%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-18	Vacant Land Adjacent to Morningside of Macon 6191 Peake Road Macon, GA 31220	2006	N/A	11/19/2004	9%
A-19	Intentionally Deleted.	N/A	N/A	N/A	N/A
A-20	Union Park Health Services 2401 East 8th Street Des Moines, IA 50316	2005	$4,404,678	12/31/2001	10%
A-21	Park Place 114 East Green Street Glenwood, IA 51534	2005	$8,109,512	12/31/2001	10%
A-22	Prairie Ridge Care & Rehabilitation 608 Prairie Street Mediapolis, IA 52637	2005	$3,234,505	12/31/2001	10%
A-23	Ashwood Place 102 Leonardwood Frankfort, KY 40601	2007	$1,769,726	09/01/2006	8.25%
A-24	Somerford Place - Annapolis 2717 Riva Road Annapolis, MD 21401	2009	N/A	03/31/2008	8%
A-25	Somerford Place - Columbia 8220 Snowden River Parkway Columbia, MD 21045	2009	N/A	03/31/2008	8%
A-26	Somerford Place - Frederick 2100 Whittier Drive Frederick, MD 21702	2009	N/A	03/31/2008	8%
A-27	Somerford Place - Hagerstown 10114 & 10116 Sharpsburg Pike Hagerstown, MD 21740	2009	N/A	03/31/2008	8%
A-28	The Wellstead of Rogers 20500 and 20600 South Diamond Lake Road Rogers, MN 55374	2009	N/A	03/01/2008	8%
A-29	Arbor View Healthcare & Rehabilitation (aka Beverly Manor) 1317 North 36th St St. Joseph, MO 64506	2005	$4,339,882	12/31/2001	10%
A-30	Hermitage Gardens of Oxford 1488 Belk Boulevard Oxford, MS 38655	2007	$1,816,315	10/01/2006	8.25%
A-31	Hermitage Gardens of Southaven 108 Clarington Drive Southaven, MS 38671	2007	$1,527,068	10/01/2006	8.25%
A-32	Ashland Care Center 1700 Furnace Street Ashland, NE 68003	2005	$4,513,891	12/31/2001	10%
A-33	Blue Hill Care Center 414 North Wilson Street Blue Hill, NE 68930	2005	$2,284,065	12/31/2001	10%
A-34	Central City Care Center 2720 South 17th Avenue Central City, NE 68462	2005	$2,005,732	12/31/2001	10%
A-35	Intentionally deleted.	N/A	N/A	N/A	N/A
A-36	Gretna Community Living Center 700 South Highway 6 Gretna, NE 68028	2005	$3,380,356	12/31/2001	10%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-37	Sutherland Care Center 333 Maple Street Sutherland, NE 69165	2005	$2,537,340	12/31/2001	10%
A-38	Waverly Care Center 11041 North 137th Street Waverly, NE 68462	2005	$3,066,135	12/31/2001	10%
A-39	Intentionally deleted.	N/A	N/A	N/A	N/A
A-40	Ridgepointe 5301 Brownsville Road Pittsburgh, PA 15236	2006	$1,944,499	10/31/2005	9%
A-41	Mount Vernon of South Park 1400 Riggs Road South Park, PA 15129	2006	$2,718,057	10/31/2005	9%
A-42	Morningside of Gallatin 1085 Hartsville Pike Gallatin, TN 37066	2006	$1,343,801	11/19/2004	9%
A-43	Walking Horse Meadows 207 Uffelman Drive Clarksville, TN 37043	2007	$1,471,410	01/01/2007	8.25%
A-44	Morningside of Belmont 1710 Magnolia Boulevard Nashville, TN 37212	2006	$3,131,648	06/03/2005	9%
A-45	Dominion Village at Chesapeake 2856 Forehand Drive Chesapeake, VA 23323	2005	$1,416,951	05/30/2003	10%
A-46	Dominion Village at Williamsburg 4132 Longhill Road Williamsburg, VA 23188	2005	$1,692,753	05/30/2003	10%
A-47	Heartfields at Richmond 500 North Allen Avenue Richmond, VA 23220	2005	$1,917,765	10/25/2002	10%
A-48	Brookfield Rehabilitation and Specialty Care (aka Woodland Healthcare Center) 18741 West Bluemound Road Brookfield, WI 53045	2005	$13,028,846	12/31/2001	10%
A-49	Meadowmere - Southport Assisted Living 8350 and 8351 Sheridan Road Kenosha, WI 53143	2009	N/A	01/04/2008	8%
A-50	Meadowmere - Madison Assisted Living 5601 Burke Road Madison, WI 53718	2009	N/A	01/04/2008	8%
A-51	Sunny Hill Health Care Center 4325 Nakoma Road Madison, WI 53711	2005	$3,237,633	12/31/2001	10%
A-52	Mitchell Manor Senior Living 5301 West Lincoln Avenue West Allis, WI 53219	2009	N/A	01/04/2008	8%
A-53	Laramie Care Center 503 South 18th Street Laramie, WY 82070	2005	$4,473,949	12/31/2001	10%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-54	Haven in Highland Creek 5920 McChesney Drive Charlotte, NC 28269 Laurels in Highland Creek 6101 Clark Creek Parkway Charlotte, NC 28269	2010	N/A	11/17/2009	8.75%
A-55	Haven in the Village at Carolina Place 13150 Dorman Road Pineville, NC 28134 Laurels in the Village at Carolina Place 13180 Dorman Road Pineville, NC 28134	2010	N/A	11/17/2009	8.75%
A-56	Haven in the Summit 3 Summit Terrace Columbia, SC 29229	2010	N/A	11/17/2009	8.75%
A-57	Haven in the Village at Chanticleer 355 Berkmans Lane Greenville, SC 29605	2010	N/A	11/17/2009	8.75%
A-58	Haven in the Texas Hill Country 747 Alpine Drive Kerrville, TX 78028	2010	N/A	11/17/2009	8.75%
A-59	Haven in Stone Oak 511 Knights Cross Drive San Antonio, TX 78258 Laurels in Stone Oak 575 Knights Cross Drive San Antonio, TX 78258	2010	N/A	11/17/2009	8.75%
A-60	Eastside Gardens 2078 Scenic Highway North Snellville, GA 30078	2010	N/A	12/10/2009	8.75%
A-61	Crimson Pointe 7130 Crimson Ridge Drive Rockford, IL 61107	2012	N/A	05/01/2011	8%
A-62	Talbot Park 6311 Granby Street Norfolk, VA 23305	2012	N/A	06/20/2011	7.5%
A-63	The Landing at Parkwood Village 1720 Parkwood Boulevard Wilson, NC 27893	2012	N/A	06/20/2011	7.5%